Exhibit 10.11

CONFIDENTIAL

AMENDMENT NUMBER  ONE

to the

COLLABORATION AGREEMENT

This AMENDMENT  NUMBER  ONE (this  “Amendment”),  dated  February 21,  2013, amends the COLLABORATION AGREEMENT (the “Agreement”) is made as of July 25, 2012 (the “Effective Date”),  by and between ADIMAB, LLC,  a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”) and MERSANA THERAPEUTICS, INC., a Delaware corporation having an address at 840 Memorial Drive, Cambridge, MA 02139 (“Mersana”).

BACKGROUND

WHEREAS, the Parties  wish enter  into  an additional  work  plan  related  to Mammalian Scale-Up Production for [***];

WHEREAS, the Parties  agree that Mersana  will pay certain  costs related  to such  work plan; and

Now, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Adimab and Mersana hereby agree as follows:

ARTICLE 1

1.1                                     Adimab and Mersana agree to each undertake the activities described in the Adimab-Mersana Work Plan entitled Mammalian Scale-Up Production for [***] attached hereto as Exhibit A (the “Scale-Up Work Plan”).

1.2                                     Mersana agrees to make the payments to Adimab described in the Scale-Up Work Plan, such payments to be made within [***] days of receipt of “Adimab Deliverables” as defined in the Scale-Up Work Plan.

1.3                                     All other terms and conditions of the Agreement shall remain in full force and effect.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Agreement as of the date first written above.

MERSANA THERAPEUTICS, INC.		ADIMAB, LLC:

Sign:	/s/ Michael Metzger	Sign:	/s/ Errik Anderson

Print Name:	Michael Metzger	Print Name:	Errik Anderson

Title:	EVP/COO	Title:	COO

Date:	3-13-13	Date:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit A

Mammalian Scale-Up  Production for [***]

Adimab-Mersana Work Plan

Mammalian Scale-Up Production for [***]

Goal: [***] mgs of purified [***] for each of the [***]

Goal: [***] mgs of purified [***] for each of the [***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

TABLE OF CONTENTS

SECTION A- RESEARCH PLAN

[***] Scale-Up Production,	5

Adimab Deliverables	6

SECTION B - EXPENSES

[***] Pricing	[ ]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Section A

RESEARCH PLAN

[***] Scale-Up Production

Mersana Activity

1.              Mersana has nominated [***] for mammalian expression

a.    [***]

b.    [***]

c.     [***]

Adimab Activities

1.              [***]

a.    [***]

b.    [***]

2.              [***]

a.    [***]

b.    [***]

3.              Characterization of purified [***]

a.    [***]

b.    [***]

c.     [***]

d.    [***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Adimab Deliverables

1.              Adimab will deliver

a.    [***] mgs of purified [***] for each of the [***]

b.    [***] mgs of purified [***] for each of the [***] selected constructs [***]

2.              Characterization  of each of the samples will be provided to Mersana:

a.    [***]

b.    [***]

c.     [***]

d.    [***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Section B

Expenses

Protein-A Purified [***] (mg)	[***] Pricing

[***]	[***]

[***]	[***]

[***]	[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.